INVESTOR PRESENTATION NYSE: GNTY 3RD QUARTER 2023

SAFE HARBOR STATEMENT ABOUT GUARANTY BANCSHARES, INC. Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 32 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of September 30, 2023, Guaranty Bancshares, Inc. had total assets of $3.23 billion, total loans of $2.32 billion and total deposits of $2.66 billion. Visit www.gnty.com for more information. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. NON-GAAP FINANCIAL MEASURES Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, other risks and uncertainties listed from time to time in our reports and documents filed with the Securities and Exchange Commission ("SEC"). We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and we do not intend, and assume no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

QUARTERLY HIGHLIGHTS Ty Abston CEO and Chairman of the Board Cappy Payne SR EVP and Company CFO Shalene Jacobson EVP and Bank CFO

Q3 2023 – FINANCIAL RESULTS EARNINGS, ROAA AND NIM BALANCE SHEET NON-INTEREST INCOME AND EXPENSE Total assets were $3.23 billion at Sep 30, 2023, compared to $3.35 billion at Dec 31, 2022 Total gross loans were $2.32 billion at Sep 30, 2023, compared to $2.38 billion at Dec 31, 2022 Gross loans decreased $15.7 million (0.7%) in 3Q23 Total deposits were $2.66 billion at Sep 30, 2023 compared to $2.68 billion at Dec 31, 2022 Total equity was $296.8 million at Sep 30, 2023 compared to $295.6 million at Dec 31, 2022 Repurchased 61,688 GNTY shares in 3Q23 at a weighted average price of $27.38 per share Paid cash dividend of $0.23/share in first three quarters of 2023, compared to $0.22 in each quarter in 2022 Noninterest income decreased by $3.0 million, or 38.6%, from prior quarter, primarily due to a one-time gain on the sale of nonmarketable correspondent bank stock of $2.8 million in 2Q23. Merchant and debit card fee income also decreased $369,000, or 17.4%, quarter-over-quarter, due to an annual service provider bonus of $299,000 received during 2Q23. Noninterest expense decreased $63,000, or 0.3%, from 2Q23 Efficiency ratio of 72.54% for 3Q23 Net earnings of $6.3 million Net earnings per basic share of $0.54 in 3Q23 ROAA of 0.78% and ROAE of 8.43% in 3Q23 compared to 1.17% and 12.87%, respectively, in 2Q23 Net interest margin (FTE) was 3.02% in 3Q23, compared to 3.19% in 2Q23 Loan yield was 5.91% in 3Q23, compared to 5.70% in 2Q23 Cost of total deposits was 1.98% in 3Q23, compared to 1.53% in 2Q23

ACL No provision for credit losses in 3Q23 or 2Q23, $600,000 provision in 3Q22 Made minor adjustments to certain qualitative factors during the third quarter to incorporate improvements in C&D concentrations and past-due and non-accrual trends Allowance for credit losses (ACL) coverage is 1.34% at Sep 30, 2023 and Dec 31, 2022 LOAN PORTFOLIO & CREDIT QUALITY Gross loans decreased $15.7 million, or 0.67% in 3Q23 Weighted average yield on new loan originations in 3Q23 was 8.49%, compared to 8.14 % in 2Q23 Nonperforming assets to total assets were 0.09% in 3Q23, compared to 0.11% in 2Q23 Net charge-offs were $619,000 in 3Q23, compared to $194,000 in 2Q23 Net charge-offs to average loans were 0.11% in 3Q23, compared to 0.03% in 2Q23 Loan portfolio quality remains strong and we expect credit metrics to continue to benefit from good economic conditions in Texas CRE and real estate C&D represents 38.9% and 13.7% of our total loan portfolio, respectively. Office-related loans represent 4.7% of the total loan portfolio and have an average balance of $523,000 Increase in substandard loans during 3Q23 resulting primarily from two loans with balances of $14.5 million and $6.9 million, respectively. Both loans are performing, current on payments and minimal or no losses are expected upon resolution of credit weaknesses. Q3 2023 – CREDIT & ACL INFO

DEPOSITS Granular deposits: 87,208 total deposit accounts with an average balance of $30,482 Uninsured deposits, excluding public funds and GNTY-owned accounts, are 25.02% of total deposits Total deposits increased by $55.5 million in 2Q23, which consisted primarily of an increase in core deposits of $75.7 million, offset by a decrease in public funds deposits of $20.2 million Loan-to-deposit ratio of 87.2% as of Sep 30, 2023, down from 89.7% as of June 30, 2023 and 90.6% as of Mar 31, 2023 Noninterest-bearing deposits represent 34.0% of total deposits as of Sep 30, 2023 Q3 2023 – Deposits, Liquidity & Capital LIQUIDITY & INVESTMENTS Liquidity ratio was 14.0% at quarter end FHLB advances decreased $20.0 million during 3Q23 Total available contingent liquidity from all sources is $1.5 billion at Sep 30, 2023 Total net unrealized loss on investment securities is $65.3 million, comprised of $24.7 million AFS and $40.6 million HTM. Net of tax, total unrealized loss is $51.6 million, which is 16.3% of total equity before losses* Capital ratios remain strong. Total equity to average assets as of Sep 30, 2023 is 9.2% If we had to recognize our entire unrealized losses on both AFS and HTM securities, the ratio would be 8.2%* We are taking advantage of low stock prices to repurchase shares of Company stock and add intrinsic value for shareholders. During 3Q23, we repurchased 61,688 shares, or 0.53% of average shares outstanding during the period, at an average price of $27.38 per share CAPITAL *Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

Q & A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Net Unrealized Loss on Securities, Tax Effected, as % of Total Equity (dollars in thousands) September 30, 2023 Total equity(1) $ 296,784 Less: net unrealized loss on HTM securities, tax effected (32,087) Total equity, including net unrealized loss on AFS and HTM securities $ 264,697 Net unrealized loss on AFS securities, tax effected 19,536 Net unrealized loss on HTM securities, tax effected 32,087 Net unrealized loss on AFS and HTM securities, tax effected $ 51,623 Net unrealized loss on securities as % of total equity(1) 17.4% Total equity before impact of unrealized losses $ 316,320 Net unrealized loss on securities as % of total equity before impact of unrealized losses 16.3% Total average assets $ 3,213,489 Total equity to average assets 9.2% Total equity, adjusted for tax effected net unrealized loss, to average assets 8.2% (1) Includes the net unrealized loss on AFS securities, tax effected, of $19,536.